UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2008
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as specified in Charter)

Missouri (State or other jurisdiction of incorporation)	1-11848 (Commission File Number)	43-1627032 (I.R.S. Employer Identification No.)

1370 TIMBERLAKE MANOR PARKWAY CHESTERFIELD, MISSOURI 63017 (Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (636) 736-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
Press Release

Item 8.01.	Other Events
On June 2, 2008, Reinsurance Group of America, Incorporated (“RGA”) issued a joint press release with MetLife, Inc. (“MetLife”) announcing the execution of a Recapitalization and Distribution Agreement, dated as of June 1, 2008, by and between RGA and MetLife setting forth the terms on which MetLife will divest substantially all of its 52% interest in RGA. A copy of the joint press release is attached hereto as Exhibit 99.1.
On June 2, 2008, RGA issued a press release announcing the execution of a Section 382 Shareholder Rights Plan, dated as of June 2, 2008, by and between RGA and Mellon Investor Services LLC, as rights agent. A copy of the press release is attached hereto as Exhibit 99.2.
Additional Information and Where to Find It
In connection with MetLife’s proposed divestiture of its stake in RGA, RGA will file with the U.S. Securities and Exchange Commission (SEC) a registration statement on Form S-4, and MetLife will file with the SEC a statement on Schedule TO. Investors and holders of RGA and MetLife securities are strongly encouraged to read the registration statement(s) and any other relevant documents filed with the SEC, including the preliminary proxy statement/prospectus relating to the recapitalization that will be part of the registration statement, the preliminary prospectus relating to the split-off that will be part of the registration statement, the final proxy statement/prospectus relating to the recapitalization and the final prospectus relating to the split-off and related split-off materials, as well as any amendments and supplements to those documents, because they will contain important information about RGA, MetLife, and the proposed transactions. The final proxy statement/prospectus relating to the recapitalization and related transactions will be mailed to shareholders of RGA and the final prospectus relating to the split-off will be mailed to stockholders of MetLife. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus relating to the recapitalization and the prospectus relating to the split-off (when available) as well as other filed documents containing information about MetLife and RGA, without charge, at the SEC’s web site (www.sec.gov). Free copies of RGA’s filings also may be obtained by directing a request to RGA, Investor Relations, by phone to (636) 736-7243, in writing to Mr. John Hayden, Vice President-Investor Relations, Reinsurance Group of America, Incorporated, 1370 Timberlake Manor Parkway, Chesterfield, Missouri, 63017, or by email to investrelations@rgare.com. Free copies of MetLife’s filings may be obtained by directing a request to MetLife, Investor Relations, by phone to (212) 578-2211, in writing to MetLife, Inc., 1 MetLife Plaza, Long Island City, NY 11101, or by email to metir@metlife.com. Neither RGA, MetLife nor any of their respective directors or executive officers or any dealer manager appointed with respect to the exchange offer makes any recommendation as to whether you should participate in the exchange offer.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Such an offer may be made solely by a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Accordingly, neither the proxy solicitation for the recapitalization nor the offer for the outstanding shares of MetLife common stock pursuant to the split-off described in this communication has commenced. At the time that the contemplated split-off is commenced, MetLife will file a statement on Schedule TO with the SEC. The distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions.
Participants in the Solicitation
RGA, MetLife and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from RGA’s shareholders with respect to the proposed transaction. Information regarding the directors and executive officers of RGA is included in its definitive proxy statement for its 2008 Annual Meeting of Shareholders filed with the SEC on April 9, 2008. Information regarding the directors and officers of MetLife is included in the definitive proxy statement for MetLife’s 2008 Annual Meeting of Shareholders filed with the SEC on March 18, 2008. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the registration statement, the proxy statement/prospectus, the prospectus relating to the split-off and other materials to be filed with the SEC in connection with the proposed transactions.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated June 2, 2007, describing the transactions contemplated by the Recapitalization and Distribution Agreement.

99.2	Press Release, dated June 2, 2007, announcing the Section 382 Shareholder Rights Agreement.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Reinsurance Group of America, Incorporated
	By:	/s/ Jack B. Lay
Jack B. Lay
Date: June 2, 2008		Senior Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated June 2, 2007, describing the transactions contemplated by the Recapitalization and Distribution Agreement.

99.2	Press Release, dated June 2, 2007, announcing the Section 382 Shareholder Rights Agreement.

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